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                                                      EXHIBIT 10.4.2


                     SCHEDULE OF CERTAIN TERMS OF
               EMPLOYMENT AGREEMENTS FOR THE EXECUTIVE
         OFFICERS NAMED IN THE COMPANY'S SUMMARY COMPENSATION
           TABLE FOR THE FISCAL YEAR ENDED JANUARY 28, 1995


                                             Three-Year Term
  Executive Officer              Salary      Commencing

  Peter S. Strawbridge            $310,000   January 31, 1994

  Francis R. Strawbridge, III      300,000   January 31, 1994

  Warren W. White                  275,000   January 31, 1994

  Robert G. Muskas                 180,000   January 31, 1994

  Louis F. Busico                  177,000   January 31, 1994
































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